UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
  ___________________________________
FORM 8-K
 ___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 11, 2021
  ___________________________________
VAREX IMAGING CORPORATION
(Exact name of registrant as specified in its charter)
 ___________________________________

Delaware	001-37860		81-3434516
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification Number)

1678 S. Pioneer Road	Salt Lake City	Utah	84104
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (801) 972-5000
Not Applicable
(Former name or former address, if changed since last report)
 ___________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	VREX	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b - 2 of the Securities Exchange Act of 1934. Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On and effective February 11, 2021, the board of directors (the “Board”) of Varex Imaging Corporation (the “Company”) adopted amended and restated bylaws of the Company (the “Amended and Restated Bylaws”). The changes to the Amended and Restated Bylaws include, among other things:

•Updating procedural mechanics for stockholders to present nominations of directors and certain stockholder proposals at stockholder meetings;
•Providing that special meetings of the Board may be called on less than 24 hours’ notice, when deemed necessary or advisable by the chair of the Board;
•Outlining procedures for holding remote stockholder meetings;
•Detailing circumstances under which stockholder meetings may be adjourned, postponed, rescheduled or cancelled;
•Outlining Board procedures in the event of an emergency;
•Detailing the powers of the chair of a stockholder meeting to regulate conduct at stockholder meetings; and
•Making various other updates to the bylaws.

The foregoing summary of the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amended and Restated Bylaws, which are attached hereto as Exhibit 3.1 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders

The 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of the Company was held on February 11, 2021. The final results for the votes of the Annual Meeting regarding each proposal voted on at the Annual Meeting are set forth in the following tables. Each of these proposals is described in detail in the Company’s proxy statement on Schedule 14A filed on December 30, 2020 (the “Proxy Statement”).

Proposal One:
The Company’s stockholders elected Timothy E. Guertin and Walter M Rosebrough, Jr. to serve as directors until the 2022 Annual Meeting of Stockholders:

	For	Withheld	Abstain	Broker Non-Votes
Timothy E. Guertin	32,613,016	152,493	13,509	2,721,707
Walter M Rosebrough, Jr.	22,827,694	257,440	9,693,884	2,721,707

Proposal Two:
The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement:

For	Against	Abstain	Broker Non-Votes
28,517,323	4,226,059	35,636	2,721,707

Proposal Three:
The Company’s stockholders ratified the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal year 2021:

For	Against	Abstain
35,239,585	235,916	25,224

Item 9.01. Financial Statements and Exhibits
(d) Exhibits.

Exhibit Number	Description of Document
3.1	Amended and Restated Bylaws of Varex Imaging Corporation, dated February 11, 2021
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VAREX IMAGING CORPORATION
Dated: February 16, 2021	By:	/s/ KIMBERLEY E. HONEYSETT
Kimberley E. Honeysett
Senior Vice President, General Counsel and Corporate Secretary